================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A
                               (Amendment No. 1)


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported) May 7, 1996




                              WINSTON HOTELS, INC.
             (Exact name of registrant as specified in its charter)

        NORTH CAROLINA                 0-23732                56-1872141
(State or other jurisdiction    (Commission File No.)       (I.R.S. Employer
      of incorporation)                                   Identification Number)



          2209 CENTURY DRIVE, SUITE 300, RALEIGH, NORTH CAROLINA 27612
                    (Address of principal executive offices)


                                 (919) 510-6010
              (Registrant's telephone number, including area code)


                                      N/A
         (Former name or former address, if changed since last report)


================================================================================

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)(i) The following audited financial statements of properties acquired and described in Item 2 are incorporated by reference to pages F-33 through F-41 of Amendment No. 1 to the Company's Registration Statement on Form S-3 (Registration No. 333-3986) filed with the Securities and Exchange Commission on May 31, 1996. Copies of the financial statements are contained in
                 Exhibit 99.1 attached hereto.

                 Impac Acquisition Hotels
                 ------------------------
                 Report of Independent Accountants
                 Combined Balance Sheet as of December 31, 1995;
                 Combined Statement of Income for the Year Ended December 31, 1995; Combined Statement of Equity for the Year Ended December 31, 1995; Combined Statement of Cash Flows for the Year Ended December 31, 1995; Notes to Combined Financial Statements

           (ii) The following unaudited financial statements of properties acquired and described in Item 2 are incorporated by reference to pages F-33 through F-41 of Amendment No. 1 to the Company's Registration Statement on Form S-3 (Registration No. 333-3986) filed with the Securities and Exchange Commission on May 31, 1996. Copies of the financial statements are contained in
                 Exhibit 99.1 attached hereto.

                 Impac Acquisition Hotels
                 ------------------------
                 Report of Independent Accountants
                 Combined Balance Sheet as of March 31, 1996;
                 Combined Statement of Income for the Three Months Ended March 31, 1996; Combined Statement of Equity for the Three Months Ended March 31, 1996; Combined Statement of Cash Flows for the Three Months Ended March 31, 1996; Notes to Combined Financial Statements

         (b) The following unaudited pro forma financial statements prescribed by Article 11 of Regulation S-X for both Winston Hotels, Inc. and Winston Hospitality, Inc. are included with this report.

                 Pro Forma Consolidated Statements of Income For the Year Ended December 31, 1995 and the Three Months Ended March 31, 1996; Pro Forma Consolidated Balance Sheet as of March 31, 1996 (Winston Hotels, Inc. only)

         (c) The following exhibits required by Item 601 of Regulation S-K are listed below:

                 Exhibit 10.6 Agreement of Purchase and Sale, dated February 1, 1996, among WINN Limited Partnership, Dallas Lodging Associates, Inc., A.B. Lodging Associates, Inc., London Lodging Associates and Duncanville Lodging Associates, I, Ltd. incorporated by reference to Exhibit 10.6 filed with the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 as filed with the Securities and Exchange Commission on May 14, 1996

                 Exhibit 23.1     Consent of Coopers & Lybrand LLP

                 Exhibit 99.1 Copies of the audited financial statements of properties acquired and described in Item 2 hereof as of and for the year ended December 31, 1995 and the unaudited financial statements as of and for the three months ended March 31, 1996 incorporated by reference to pages F-33 through F-41 of the Company's Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-3986) filed with the Securities and Exchange Commission on May 31, 1996.

                              WINSTON HOTELS, INC.

                  PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                   AND THE THREE MONTHS ENDED MARCH 31, 1996
                                  (UNAUDITED)
                      (in thousands except per share data)

         These unaudited pro forma Consolidated Statements of Income are presented as if (i) the acquisition of the Current Hotels (as defined in Amendment No. 1 to the Registration Statement on Form S-3 filed on May 31,
1996) not owned on January 1, 1995, (ii) the acquisition of the Operating Hotels (as defined in footnote (B)) which include the five hotel properties consummated on May 6, 1996 and May 7, 1996 (described in Item 2 and Item 5 of Form 8-K filed on May 22, 1996) and the acquisition of Homewood Suites, Cary, NC consummated on July 9, 1996, (iii) the acquisition of the Other Hotels (as described in footnote (B)) which include four hotel properties expected to be consummated in the third quarter of 1996, (iv) the consummation of the Follow-on Offering (the Company's 2,700,000 share second primary public offering of Common Stock), the Private Placement (the unregistered sale of $3.0 million in Common Stock from the Company to Promus Hotels, Inc.) and the Offering (the Company's 5,000,000 share public offering of Common Stock, including the 750,000 shares sold under the Underwriters' overallotment option), (v) the application of the proceeds therefrom and (vi) the effective date for the Percentage Leases and the proposed Percentage Leases for such hotels had occurred as of the beginning of each of the periods presented.

         These unaudited pro forma Consolidated Statements of Income are not necessarily indicative of what actual results of operations of the Company would have been assuming such transactions had been completed as of the beginning of each of the periods presented, nor does it purport to represent the results of operations for future periods.

         If the acquisition of the Other Hotels does not occur, the maximum variance in these unaudited pro forma Consolidated Statements of Income for the year ended December 31, 1995 and the three months ended March 31, 1996 would be
(i) a decrease in total revenue of $2,164 and $668, respectively, to $25,734 and $6,104, respectively, (ii) an increase in net income applicable to common shareholders of $1,659 and $310, respectively, to $13,861 and $2,906, respectively, and (iii) an increase in net income per common share of $0.10 and $0.02, respectively, to $0.87 and $0.18, respectively.

                              WINSTON HOTELS, INC.

                                                       PRO FORMA FOR THE YEAR ENDED DECEMBER 31, 1995
                                         ---------------------------------------------------------------------------
                                                                                                           REVISED
                            HISTORICAL                                           ACQUISITION HOTELS        CURRENT
                            YEAR ENDED                               REVISED   ----------------------    HOTELS AND
                           DECEMBER 31,   CURRENT     PRO FORMA      CURRENT   OPERATING      OTHER      ACQUISITION
                               1995      HOTELS(A)  ADJUSTMENTS(A)  HOTELS(A)  HOTELS(B)    HOTELS(B)      HOTELS
                           ------------  ---------  --------------  ---------  ---------    ---------    -----------
                                                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
OPERATING DATA:
Percentage lease
  revenue.................   $ 17,148     $19,060                    $19,060    $ 6,232(C)   $ 2,164(C)    $27,456
Interest and other
  income..................        442         442                        442                                   442
                           ------------  ---------                  ---------  ---------    ---------    -----------
    Total revenue.........     17,590      19,502                     19,502      6,232        2,164        27,898
                           ------------  ---------                  ---------  ---------    ---------    -----------
Real estate taxes and
  property and casualty
  insurance...............      1,054       1,180                      1,180        476(D)       374(D)      2,030
General and
  administrative..........      1,208       1,098       $  (57)(E)     1,041           (E)        11(E)      1,052
Interest expense..........      2,555       2,723          500(F)      3,223        312(F)       219(F)      3,754
Depreciation..............      3,854       4,552                      4,552      1,860(G)     1,197(G)      7,609
Amortization..............        117         126                        126         29(H)         5(H)        160
                           ------------  ---------      ------      ---------  ---------    ---------    -----------
    Total expenses........      8,788       9,679          443        10,122      2,677        1,806        14,605
                           ------------  ---------      ------      ---------  ---------    ---------    -----------
Income before allocation
  to minority interest....      8,802       9,823       $ (443)      $ 9,380    $ 3,555      $   358        13,293
                                                    ================ ========== ==========  ==========
Income allocation to
  minority interest.......        417         414                                                            1,092
                           ------------  ---------                                                       -----------
Net income applicable to
  common shareholders.....   $  8,385     $ 9,409                                                          $12,201
                           ============= ==========                                                      ===========
Net income per common
  share(I)................   $   0.96     $  0.95                                                          $  0.77
Weighted average number of
  common shares and common
  share equivalents.......      9,211      10,339                                                           17,371

                                                          PRO FORMA FOR THE THREE MONTHS ENDED MARCH 31, 1996
                                                    ----------------------------------------------------------------
                                      HISTORICAL                                                           REVISED
                                     THREE MONTHS                                ACQUISITION HOTELS        CURRENT
                                         ENDED                       REVISED   ----------------------    HOTELS AND
                                       MARCH 31,      PRO FORMA      CURRENT   OPERATING      OTHER      ACQUISITION
                                         1996       ADJUSTMENTS(A)  HOTELS(A)  HOTELS(B)    HOTELS(B)      HOTELS
                                     -------------  --------------  ---------  ---------    ---------    -----------
                                                          (IN THOUSANDS, EXCEPT PER SHARE DATA)
OPERATING DATA:
Percentage lease revenue............    $ 4,540                      $ 4,540    $ 1,548(C)    $ 668(C)     $ 6,756
Interest and other income...........         16                           16                                    16
                                     -------------                  ---------  ---------    ---------    -----------
    Total revenue...................      4,556                        4,556      1,548         668          6,772
                                     -------------                  ---------  ---------    ---------    -----------
Real estate taxes and property and
  casualty insurance................        320                          320        127(D)      133(D)         580
General and administrative..........        424                          424         18(E)       12(E)         454
Interest expense....................        674         $  119(F)        793         89(F)       57(F)         939
Depreciation........................      1,167                        1,167        465(G)      299(G)       1,931
Amortization........................         31                           31          7(H)        1(H)          39
                                     -------------      ------      ---------  ---------    ---------    -----------
    Total expenses..................      2,616            119         2,735        707         502          3,943
                                     -------------      ------      ---------  ---------    ---------    -----------
Income before allocation to minority
  interest..........................      1,940         $ (119)      $ 1,821    $   842       $ 166          2,829
                                                    ================ ========== ==========  ==========
Income allocation to minority
  interest..........................         80                                                                232
                                     -------------                                                       -----------
Net income applicable to common
  shareholders......................    $ 1,860                                                            $ 2,597
                                     ==============                                                      ===========
Net income per common share(I)......    $  0.19                                                            $  0.16
Weighted average number of common
  shares and common share
  equivalents.......................     10,383                                                             17,361

                              WINSTON HOTELS, INC.

- ---------------

(A) The pro forma Current Hotels information for the year ended December 31, 1995 represents the Current Hotels as if all such hotels had been owned by the Company and the Partnership since January 1, 1995 as assumed in Note 8 of the Notes to the Consolidated Financial Statements of Winston Hotels, Inc., which are included in the Prospectus of the Company dated June 21, 1996 as filed with the SEC. The pro forma adjustments reflect the terms of the New Line for each period presented and the related impact on amounts payable to Winston Advisors, Inc. for the year ended December 31, 1995.
(B) The Operating Hotels information includes the Acquisition Hotels that had room revenues for twelve months in 1995 (the four Impac Acquisition Hotels, the Comfort Inn -- Greenville, South Carolina, and the Homewood Suites, Cary, North Carolina). The Other Hotels information includes the three Acquisition Hotels that were not in operation during 1995 and one Acquisition Hotel that was in operation since September 1995. The Other Hotels include the Hampton Inn -- Perimeter (Atlanta), Georgia, the Hampton Inn and Suites -- Gwinnett, Georgia, the Courtyard by Marriott -- Wilmington, North Carolina, and the Homewood Suites -- Clear Lake, Texas.
(C) Represents lease payments calculated on a pro forma basis using the rent provisions in the proposed Percentage Leases and the historical revenue of the Operating Hotels for each period presented and one of the Other Hotels for the three months ended March 31, 1996. Percentage Lease revenue in 1995 for the four Other Hotels represents the Base Rent required under the proposed Percentage Leases since three hotels had no revenue during 1995 and one hotel had approximately three months of revenue during 1995. Percentage Lease revenue for three of the Other Hotels in the three months ended March 31, 1996 represents Base Rent required under the proposed Percentage Leases for those hotels since two of those hotels had no revenue during the three months ended March 31, 1996 and one of those hotels had approximately one month of revenue during the three months ended March 31, 1996. See "Business and Properties -- The Percentage Leases".

                                                   FOR THE YEAR ENDED DECEMBER 31, 1995
                                       -------------------------------------------------------------
                                       HISTORICAL ROOM     PRO FORMA      PRO FORMA
                                         AND FOOD AND        BASE        PERCENTAGE        TOTAL
                                       BEVERAGE REVENUE  LEASE PAYMENT  LEASE PAYMENT  LEASE PAYMENT
                                       ----------------  -------------  -------------  -------------
OPERATING HOTELS:
Hampton Inn, Duncanville (Dallas),
  TX..................................     $  1,370         $   221        $   276        $   497
Comfort Inn, Greenville, SC...........        1,989             309            347            656
Homewood Suites, Cary, NC.............        3,281           1,010            967          1,977
Comfort Suites, London, KY............        1,050             165            318            483
Holiday Inn Select, Garland (Dallas),
  TX..................................        6,352           1,036          1,048          2,084
Holiday Inn Express,
  Abingdon, VA........................        1,181             187            348            535
                                       ----------------  -------------  -------------  -------------
Total Operating Hotels................       15,223           2,928          3,304          6,232
                                       ----------------  -------------  -------------  -------------
OTHER HOTELS:
Homewood Suites,
  Clear Lake (Houston), TX............          320             484                           484
Hampton Inn, Perimeter (Atlanta),
  GA..................................                          574                           574
Hampton Inn & Suites,
  Duluth (Atlanta), GA................                          581                           581
Courtyard by Marriott,
  Wilmington, NC......................                          525                           525
                                       ----------------  -------------                 -------------
Total Other Hotels....................          320           2,164                         2,164
                                       ----------------  -------------                 -------------
Total Acquisition Hotels..............     $ 15,543         $ 5,092        $ 3,304        $ 8,396
                                       ===============   ============   ============   ============

                              WINSTON HOTELS, INC.

                                                 FOR THE THREE MONTHS ENDED MARCH 31, 1996
                                       -------------------------------------------------------------
                                       HISTORICAL ROOM     PRO FORMA      PRO FORMA
                                         AND FOOD AND        BASE        PERCENTAGE        TOTAL
                                       BEVERAGE REVENUE  LEASE PAYMENT  LEASE PAYMENT  LEASE PAYMENT
                                       ----------------  -------------  -------------  -------------
OPERATING HOTELS:
Hampton Inn, Duncanville (Dallas),
  TX..................................      $  285          $    55         $  39         $    94
Comfort Inn, Greenville, SC...........         484               77            78             155
Homewood Suites, Cary, NC.............         855              252           267             519
Comfort Suites, London, KY............         219               41            49              90
Holiday Inn Select, Garland (Dallas),
  TX..................................       1,691              259           329             588
Holiday Inn Express,
  Abingdon, VA........................         250               47            55             102
                                          --------       -------------     ------      -------------
Total Operating Hotels................       3,784              731           817           1,548
                                          --------       -------------     ------      -------------
OTHER HOTELS:
Homewood Suites,
  Clear Lake (Houston), TX............         564              121           127             248
Hampton Inn, Perimeter (Atlanta),
  GA..................................         154              144                           144
Hampton Inn & Suites,
  Duluth (Atlanta), GA................                          145                           145
Courtyard by Marriott,
  Wilmington, NC......................                          131                           131
                                          --------       -------------     ------      -------------
Total Other Hotels....................         718              541           127             668
                                          --------       -------------     ------      -------------
Total Acquisition Hotels..............      $4,502          $ 1,272         $ 944         $ 2,216
                                       ===============   ============   ============   ============

(D) Represents real estate taxes and property and casualty insurance to be paid by the Partnership and the Company.
(E) Represents an estimate for incremental franchise taxes, legal, accounting, printing and other expenses for each period presented and amounts payable to Winston Advisors, Inc. under an Advisory Agreement for the year ended December 31, 1995. The Company became self-advised and self-administered, and terminated the Advisory Agreement as of December 31, 1995.
(F) Represents interest expense on amounts drawn on the line of credit at 7.5% applied to the pro forma debt balance assuming this balance remained constant for each entire period. In addition, pro forma interest expense includes unused line of credit fees of 0.25%, plus $314 and $78 of amortization of loan cost and fees, which are amortized over the term of the New Line, and $145 and $29 of amortization of interest rate cap fees, for the year ended December 31, 1995 and the three months ended March 31, 1996, respectively.
(G) Represents depreciation of the Acquisition Hotels and renovations thereto, which is computed based upon useful lives of 30 years for buildings and improvements and five years for furniture and equipment. These estimated useful lives are based on management's knowledge of the properties and the hotel industry in general.
(H) Represents amortization of capitalized franchise fees, which is computed over a 10 year period.
(I) Net income per common share is computed by dividing income before allocation to minority interest by the weighted average number of shares of Common Stock and Common Stock equivalents outstanding for the period.

                              WINSTON HOTELS, INC.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1996
                           (UNAUDITED, IN THOUSANDS)

         This unaudited pro forma Consolidated Balance Sheet is presented as if
(i) the acquisition of the five hotel properties consummated on May 6, 1996 and May 7, 1996 (described in Item 2 and Item 5 of Form 8-K filed on May 22, 1996), the acquisition of Homewood Suites, Cary, NC consummated on July 9, 1996 and the acquisition of four hotel properties expected to be consummated in the third quarter of 1996, (ii) the consummation of the Private Placement (the unregistered sale of $3.0 million in Common Stock from the Company to Promus Hotels, Inc.) and the Offering (the Company's 5,000,000 share public offering of Common Stock, including the 750,000 shares sold under the Underwriters' overallotment option) and (iii) the application of the proceeds therefrom had occurred on March 31, 1996.

         This unaudited pro forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of the Company would have been assuming such transactions had been completed as of March 31, 1996, nor does it purport to represent the future financial position of the Company.

         If the acquisition of the Other Hotels does not occur, the maximum variance in this unaudited pro forma Consolidated Balance Sheet as of March 31, 1996 would be (i) a decrease in net investment in hotel properties of $31,225 to $167,238, (ii) a decrease in due to banks of $28,245 to $13,345, (iii) a decrease in minority interest in partnership of $2,499 to $10,437 and (iv) a decrease in additional paid-in capital of $481 to $145,887.

                                                     HISTORICAL       ADJUSTMENTS       PRO FORMA
                                                     ----------       -----------       ---------
                                             ASSETS
Investment in hotel properties.....................   $ 124,283         $80,380(A)      $ 204,663
Less accumulated depreciation......................      (6,200)             --            (6,200)
                                                     ----------       -----------       ---------
Net investment in hotel properties.................     118,083          80,380           198,463
Cash and cash equivalents..........................         220                (B)            220
Lease revenue receivable...........................       3,027                             3,027
Deferred expenses, net.............................       1,172             351(C)          1,523
Prepaid expenses and other assets..................       1,471          (1,062)(D)           409
                                                     ----------       -----------       ---------
                                                      $ 123,973         $79,669         $ 203,642
                                                      =========       ==========        =========
                              LIABILITIES AND SHAREHOLDERS' EQUITY
Due to banks.......................................   $  34,500         $ 7,090(E)      $  41,590
Accounts payable and accrued expenses..............       1,634            (270)(F)         1,364
Distributions payable..............................       2,475                             2,475
Amounts due to Lessee..............................       1,457                             1,457
Minority interest in Partnership...................       3,527           9,409(G)         12,936
Shareholders' equity:
  Common stock.....................................          99              60(H)            159
  Additional paid-in capital.......................      82,988          63,380(I)        146,368
  Unearned directors' compensation.................        (238)                             (238)
  Accumulated deficit..............................      (2,469)                           (2,469)
                                                     ----------       -----------       ---------
          Total shareholders' equity...............      80,380          63,440           143,820
                                                     ----------       -----------       ---------
                                                      $ 123,973         $79,669         $ 203,642
                                                      =========       ==========        =========

                              WINSTON HOTELS, INC.

- ---------------

(A) Increase reflects purchase prices of the Acquisition Hotels ($72,751), cost of renovations of the Acquisition Hotels ($6,275), capitalization of estimated closing costs of the Acquisition Hotels ($734) and acquisition of vacant land ($620).
(B) Represents assumed net proceeds from the Offering ($58,949 increased by $5 of offering costs paid as of March 31, 1996) and the Private Placement ($3,000) and assumed proceeds from borrowings under the line of credit ($7,090), less cash paid for the Acquisition Hotels ($61,046), less cash paid for the acquisition of vacant land ($620), less cash paid for franchise agreements ($75), less the costs of renovations of the Hotels ($6,275), less cash paid for closing costs of the Acquisition Hotels ($623) and less cash paid for loan fees and costs anticipated to be incurred upon obtaining an increase in the line of credit from $50 million to $125 million ($400).
(C) Change reflects an increase for the capitalization of franchise fees on the Hotels ($337) and capitalization of loan fees and costs ($400) and decreases for the capitalization of deferred acquisition costs ($371) and deferred registration costs ($15).
(D) Represents a decrease for the capitalization of prepaid escrow against the purchase prices of the Acquisition Hotels ($800) and franchise fees paid as of March 31, 1996 ($262).
(E)  Represents proceeds from assumed borrowings under the line of credit
     ($7,090).
(F) Decrease reflects payments of deferred acquisition costs ($260) and deferred registration costs ($10).
(G) Represents value assigned to Partnership Units exchanged for investment in hotel properties ($10,905) as adjusted to reflect dilution to the minority interest in relation to the Company's interest in the Partnership ($1,496).
(H) Increase reflects the par value of Common Stock expected to be sold in the Offering and Private Placement.
(I) Net increase reflects the gross proceeds from the Offering and the Private Placement ($66,250) as adjusted to reflect dilution to the minority interest in relation to the Company's interest in the Partnership ($1,496) less the par value of the Common Stock issued ($60) and the estimated expenses of the Offering ($4,306).

                           WINSTON HOSPITALITY, INC.

                         PRO FORMA STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                   AND THE THREE MONTHS ENDED MARCH 31, 1996
                           (UNAUDITED, IN THOUSANDS)

         These unaudited pro forma Statements of Income are presented as if (i) the acquisition by the Partnership of the Current Hotels not owned on January 1, 1995 (as defined in Amendment No. 1 to the Registration Statement on Form S-3 filed on May 31, 1996), the acquisition of the five hotel properties consummated on May 6, 1996 and May 7, 1996 (described in Item 2 and Item 5 of Form 8-K filed on May 22, 1996), the acquisition of Homewood Suites, Cary, NC consummated on July 9, 1996 and the acquisition of four hotel properties expected to be consummated in the third quarter of 1996, and (ii) the effective date for the Percentage Leases and the proposed Percentage Leases for such Hotels had occurred as of the beginning of each of the periods presented. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.

         These unaudited pro forma Statements of Income are not necessarily indicative of what actual results of operations of the Lessee would have been assuming such transactions had been completed as of the beginning of each of the periods presented, nor does it purport to represent the results of operations for future periods.

         If the acquisition of the Other Hotels does not occur, the maximum variance in these unaudited pro forma Statements of Income for the year ended December 31, 1995 and the three months ended March 31, 1996 would be (i) a decrease in total revenue of $328 and $740, respectively, to $61,026 and $14,907, respectively, and (ii) an increase in net income of $2,169 and $350, respectively, to $2,012 and $331, respectively.

                                                       FOR THE YEAR ENDED DECEMBER 31, 1995
                  ---------------------------------------------------------------------------------------------------------------
                                                                 ACQUISITION HOTELS
                                 ----------------------------------------------------------------------------------   CURRENT AND
                    CURRENT        OPERATING                     OPERATING     OTHER                        OTHER     ACQUISITION
                     HOTELS         HOTELS        PRO FORMA       HOTELS       HOTELS      PRO FORMA       HOTELS       HOTELS
                  PRO FORMA(A)   HISTORICAL(B)   ADJUSTMENTS     PRO FORMA   HISTORICAL   ADJUSTMENTS     PRO FORMA    PRO FORMA
                  ------------   -------------   -----------     ---------   ----------   -----------     ---------   -----------
REVENUES
Room revenue.....   $ 44,131        $13,159                       $13,159      $  320                      $   320      $57,610
Food and beverage
  revenue........                     2,064                         2,064                                                 2,064
Other revenue,
  net............      1,208            476        $   (12)(C)        464           8                            8        1,680
                  ------------   -------------   -----------     ---------   ----------                   ---------   -----------
                      45,339         15,699            (12)        15,687         328                          328       61,354
                  ------------   -------------   -----------     ---------   ----------                   ---------   -----------
EXPENSES
Property and
  operating
  expenses.......     16,181          7,291           (141)(D)      7,150         179                          179       23,510
Repairs and
  maintenance....      1,870            669                           669          25                           25        2,564
General and
administrative...      1,526                           150(E)         150                       100(E)         100        1,776
Franchise
  costs..........      3,967            917                           917          10            16(F)          26        4,910
Real estate taxes
  and property
  and casualty
  insurance......                       476           (476)(G)                     80           (80)(G)
Management
  fees...........        960            388            (56)(H)        332                         3(H)           3        1,295
Interest
  expense........                     1,724         (1,724)(I)
Depreciation and
  amortization...                     1,675         (1,675)(J)                    474          (474)(J)
Percentage lease
  payments.......     19,060                         6,232(K)       6,232                     2,164(K)       2,164       27,456
                  ------------   -------------   -----------     ---------   ----------   -----------     ---------   -----------
Total expenses...     43,564         13,140          2,310         15,450         768         1,729          2,497       61,511
                  ------------   -------------   -----------     ---------   ----------   -----------     ---------   -----------
Net income (loss)
  (L)............   $  1,775        $ 2,559        $(2,322)       $   237      $ (440)      $(1,729)       $(2,169)     $  (157)
                  ============   ===========     ===========     =========   ========     ===========     =========   ==========

                           WINSTON HOSPITALITY, INC.

                                                      FOR THE THREE MONTHS ENDED MARCH 31, 1996
                    -------------------------------------------------------------------------------------------------------------
                                                                 ACQUISITION HOTELS
                                 ----------------------------------------------------------------------------------   CURRENT AND
                     CURRENT       OPERATING                     OPERATING     OTHER                        OTHER     ACQUISITION
                      HOTELS        HOTELS        PRO FORMA       HOTELS       HOTELS      PRO FORMA       HOTELS       HOTELS
                    HISTORICAL   HISTORICAL(B)   ADJUSTMENTS     PRO FORMA   HISTORICAL   ADJUSTMENTS     PRO FORMA    PRO FORMA
                    ----------   -------------   -----------     ---------   ----------   -----------     ---------   -----------
REVENUES
Room revenue.......  $ 10,709       $ 3,260                       $ 3,260       $718                       $   718      $14,687
Food and beverage
  revenue..........       308           524                           524                                                   832
Other revenue,
  net..............        19            87                            87         22                            22          128
                    ----------   -------------                   ---------     -----                      ---------   -----------
                       11,036         3,871                         3,871        740                           740       15,647
                    ----------   -------------                   ---------     -----                      ---------   -----------
EXPENSES
Property and
  operating
  expenses.........     4,015         1,815        $   (70)(D)      1,745        260                           260        6,020
Repairs and
  maintenance......       524           153                           153         29                            29          706
General and
  administrative...       484                           36(E)          36                    $  24(E)           24          544
Franchise costs....       905           223                           223         34            25(F)           59        1,187
Real estate taxes
  and property and
  casualty
  insurance........                     127           (127)(G)                    64           (64)(G)
Management fees....       316            92             (5)(H)         87                       50(H)           50          453
Interest expense...                     401           (401)(I)                    50           (50)(I)
Depreciation and
  amortization.....                     429           (429)(J)                   129          (129)(J)
Percentage lease
  payments.........     4,540                        1,548(K)       1,548                      668(K)          668        6,756
                    ----------   -------------   -----------     ---------     -----      -----------     ---------   -----------
Total expenses.....    10,784         3,240            552          3,792        566           524           1,090       15,666
                    ----------   -------------   -----------     ---------     -----      -----------     ---------   -----------
Net income (loss)
  (L)..............  $    252       $   631        $  (552)       $    79       $174         $(524)        $  (350)     $   (19)
                     ========    ===========     ===========     =========   ========     ===========     =========   ==========

                           WINSTON HOSPITALITY, INC.

- ---------------
(A) Represents the Current Hotels as if they had been leased by the Lessee since January 1, 1995. See Note 4 to the financial statements of Winston Hospitality, Inc. in the Prospectus dated June 21, 1996 as filed with the SEC.

(B) Represents the historical operations for the year ended December 31, 1995 and the three months ended March 31, 1996 for the Impac Acquisition Hotels and Cary Suites, Inc. which have been derived from the historical financial statements included elsewhere in the Prospectus, and Comfort Inn, Greenville, SC which have been derived from unaudited historical financial statements provided by management of the hotel.

                                                       FOR THE YEAR ENDED DECEMBER 31, 1995
                                              -------------------------------------------------------
                                                 IMPAC
                                              ACQUISITION       CARY                        OPERATING
                                                HOTELS      SUITES, INC.    COMFORT INN      HOTELS
                                              -----------   ------------   GREENVILLE, SC   HISTORICAL
                                                                           --------------   ---------
                                                                            (UNAUDITED)     (UNAUDITED)
    REVENUE
    Room revenue............................    $ 8,006        $3,164          $1,989        $13,159
    Food and beverage revenue...............      1,947           117               0          2,064
    Other revenue, net......................        411            24              41            476
                                              -----------   ------------   --------------   ---------
    Total revenue                                10,364         3,305           2,030         15,699
                                              -----------   ------------   --------------   ---------
    EXPENSES
    Property operating expenses.............      5,372           959             960          7,291
    Repairs and maintenance.................        415           143             111            669
    Franchise costs.........................        659           118             140            917
    Real estate taxes and property and
      casualty insurance....................        299            98              79            476
    Management fees.........................        303             0              85            388
    Interest expense........................      1,089           629               6          1,724
    Depreciation and amortization...........      1,131           423             121          1,675
                                              -----------   ------------   --------------   ---------
    Total expenses..........................      9,268         2,370           1,502         13,140
                                              -----------   ------------   --------------   ---------
    Net income..............................    $ 1,096        $  935          $  528        $ 2,559
                                              =========     =========      ===========      ========

                           WINSTON HOSPITALITY, INC.

                                                     FOR THE THREE MONTHS ENDED MARCH 31, 1996
                                              -------------------------------------------------------
                                                 IMPAC                                      OPERATING
                                              ACQUISITION       CARY        COMFORT INN      HOTELS
                                                HOTELS      SUITES, INC.   GREENVILLE, SC   HISTORICAL
                                              -----------   ------------   --------------   ---------
                                                                    (UNAUDITED)
    REVENUE
    Room revenue............................    $ 1,955        $  821          $  484        $ 3,260
    Food and beverage revenue...............        490            34                            524
    Other revenue, net......................         76                            11             87
                                              -----------   ------------   --------------   ---------
    Total revenue                                 2,521           855             495          3,871
                                              -----------   ------------   --------------   ---------
    EXPENSES
    Property operating expenses.............      1,294           269             252          1,815
    Repairs and maintenance.................         96            37              20            153
    Franchise costs.........................        164            30              29            223
    Real estate taxes and property and
      casualty insurance....................         81            24              22            127
    Management fees.........................         71                            21             92
    Interest expense........................        261           139               1            401
    Depreciation and amortization...........        292           107              30            429
                                              -----------   ------------   --------------   ---------
    Total expenses..........................      2,259           606             375          3,240
                                              -----------   ------------   --------------   ---------
    Net income..............................    $   262        $  249          $  120        $   631
                                              =========     =========      ===========      ========

(C) Represents elimination of the Acquisition Hotels interest income on loans to affiliated companies.

(D) Represents elimination of expenses of the Acquisition Hotels which are not expected to be incurred by the Lessee including certain professional fees, corporate expenses and operating lease expenses for leased assets acquired by the Partnership.

(E) Represents an estimate for the increase in general and administrative expenses due to the increase in the number of hotels under management.

(F) Represents an increase in certain franchise fees of certain of the Acquisition Hotels.

(G) Decrease reflects real estate taxes, personal property taxes and property and casualty insurance to be paid by the Company and the Partnership.

(H) Change represents removing historical management fees for the Acquisition Hotels, eight of which will be managed by the Lessee and reflecting estimated management fees of the Holiday Inn Select, Garland (Dallas), TX and the Homewood Suites, Houston/Clear Lake in accordance with the provisions of the new management agreements for these hotels.

(I) Decrease reflects reduction of interest cost due to the repayment of long-term debt, capital lease obligations and other indebtedness of the Acquisition Hotels.

(J) Decrease reflects elimination of historical depreciation and amortization expense. Depreciation and amortization are expenses of the Company and the Partnership based on their cost basis.

(K) Pro forma amounts represent lease payments from the Lessee to the Company and the Partnership and are calculated on a pro forma basis by applying the rent provisions in the proposed Percentage Leases: (i) for the Operating Hotels to their historical room revenues as if the beginning of the period presented was the beginning of the lease year, and (ii) for the Other Hotels by assuming Base Rents were paid by the Lessee as if these hotels had been acquired and leases had commenced at the beginning of the period presented (See footnote C to the Winston Hotels, Inc. pro forma Statements of Income.

(L) The Lessee has made an election under Subchapter S of the Internal Revenue Code. Any taxable income or loss is recognized by the stockholders.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               WINSTON HOTELS, INC.


July 18, 1996                  /s/ Robert W. Winston, III
- -------------                  ----------------------------------------
Date                           Robert W. Winston, III
                               Chief Executive Officer and President




July 18, 1996                  /s/ Philip R. Alfano
- -------------                  ----------------------------------------
Date                           Philip R. Alfano
                               Senior Vice President and Chief Financial Officer

                                EXHIBIT INDEX


Exhibit                      Description                                   Sequential Page No.
- -------                      -----------                                   -------------------
23.1         Consent of Coopers & Lybrand LLP

99.1 Copies of the audited financial statements of properties acquired and described in Item 2 hereof as of and for the year ended December 31, 1995 and the unaudited financial statements as of and for the three months ended March 31, 1996 incorporated by reference to pages F-33 through F-41 of the Company's Amendment No. 1 to the Registration
             Statement on Form S-3 (Registration No. 333-3986) filed with the Securities and Exchange Commission on May 31, 1996